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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-33342 and Form S-2 Registration Statement File No. 33-68646.


                                         ARTHUR ANDERSEN LLP

Princeton, New Jersey
October 15, 2001